EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report of Tradestar Services, Inc. (the "Company") on Form 10-KSB as filed with the Securities and Exchange Commission (the "Report"), I, Frederick A. Huttner, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


          Date: MARCH 30, 2006                  By:   /s/ Frederick A. Huttner
                                                      --------------------------
                                                      Frederick A. Huttner
                                                      Chief Financial Officer